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                                                                   Exhibit 10.2

                                         ESCROW AGREEMENT dated as of the ___
                                         day of October, 1997 (The "Agree-
                                         ment") by and among FROST HANNA
                                         CAPITAL GROUP, INC., a Florida
                                         corporation (the "Company"), RICHARD
                                         B. FROST, MARK J. HANNA, MARSHAL E.
                                         ROSENBERG, Ph.D., DONALD H. BAXTER
                                         and CHARLES FERNANDEZ (collectively,
                                         the "Company Principals") and
                                         AMERICAN STOCK TRANSFER & TRUST
                                         COMPANY, a New York limited purpose
                                         trust company (the "Escrow Agent")


                                ESCROW AGREEMENT

         The Company has entered into an Underwriting Agreement dated September 22, 1997 (the "Underwriting Agreement") with COMMUNITY INVESTMENT SERVICES, INC., as representative to a certain selling group of underwriters (the "Underwriter") whereby the Underwriter has agreed to sell through licensed dealers 1,350,000 shares of Common Stock, par value $.0001 per share (the "Shares"),as more fully described in the Company's definitive Prospectus dated September 22, 1997 (the "Prospectus") comprising part of the Company's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended (File No. 333-31001), declared effective on September 22, 1997 (the "Registration Statement").

         The Company Principals have agreed, as a condition of the consummation of the sale of the Shares, to deposit their shares of Common Stock of the Company, as set forth opposite their respective names in Exhibit A attached hereto (collectively, the Escrow Shares"), in escrow as hereinafter provided.

         The Company and the Company Principals desire that the Escrow Agent accept the Escrow Shares, in escrow, to be held and disbursed as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. APPOINTMENT OF ESCROW AGENT. The Company and the Company Principals hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

         2. DEPOSIT OF ESCROW SHARES. On or before the closing date of the sale of the Shares, each of the Company Principals shall deliver to the Escrow Agent certificates, either endorsed in blank or accompanied by stock powers endorsed in blank, in either instance with signatures guaranteed by a commercial bank or a member of the New York Stock Exchange, Inc. representing his



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respective Escrow Shares, to be held and disbursed subject to the terms and conditions of this Agreement.

         3. DISBURSEMENT OF THE ESCROW ACCOUNT. Upon written notification from the Company to the Escrow Agent of consummation of the Company's first Business Combination (as such term is defined in the Prospectus), the Escrow Agent shall disburse the Escrow Shares to the Company Principals in accordance with their respective interests therein as set forth upon the aforementioned Exhibit A, whereupon the Escrow Agent shall be released from further liability hereunder.

         4. RIGHTS OF COMPANY PRINCIPALS IN ESCROW SHARES. The Company Principals shall retain all of their rights as shareholders of the Company during such period as the Escrow Shares shall be retained by the Escrow Agent pursuant to this Agreement including, without limitation, the right to vote such shares and to receive cash dividends payable thereon, if any. No sale, transfer or other disposition may be made of any or all of such shares.

         5. ESCROW AGENT.

            5.1 The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine; may assume the validity and accuracy of any statements or assertions contained in such writing or instrument; and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner of execution, or validity of any written instructions delivered to it; nor as to the identity, authority, or rights of any person executing the same. The duties of the Escrow Agent shall be limited to the safekeeping of the Escrow Shares and to disbursements of same in accordance with the provisions hereof. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and no implied duties or obligations of the Escrow Agent shall be implied by virtue of this Agreement.

            5.2 The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any acts or omissions of any kind unless caused by its willful misconduct or gross negligence.

            5.3 The Escrow Agent shall be indemnified and held harmless by the Company and the Company Principals, jointly and severally, from and against any reasonable expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any third party action, suit or other

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proceeding involving any claim, or in connection with any claim or demand, which in any way directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, the monies or other property held by it hereunder or any such expenses or loss. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof shall be made against the other parties hereto, notify such parties thereof, in writing; but the failure by the Escrow Agent to give such notice shall not relieve any party from any liability which such party may have to the Escrow Agent hereunder. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Shares or it may deposit the Escrow Shares with the clerk of any appropriate court or it may retain the Escrow Shares pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Shares are to be disbursed and delivered.

            5.4 The Escrow Agent shall not be entitled to receive compensation from the Company for the services rendered by it hereunder. The Escrow Agent shall be entitled to reimbursement from the Company for all reasonable expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disbursement and all taxes or other governmental charges.

            5.5 From time to time on and after the date hereof, the Company and the Company Principals shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligations to make such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

            5.6 The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by its giving the other parties hereto at least thirty (30) days prior written notice thereof. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the other parties hereto, jointly, all monies and property held hereunder upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new Escrow Agent is appointed within the six
(6) day period following the giving of such notices of resignation, the Escrow Agent may deposit the Escrow Shares with any court it deems appropriate.

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            5.7 The Escrow Agent shall resign and be discharged from its duties as Escrow Agent hereunder if so requested in writing at any time by the other parties hereof, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in paragraph 5.6.

            5.8 Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

         6. MISCELLANEOUS.

            6.1 This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of Florida. This Agreement shall be subject to the exclusive jurisdiction of the courts of Dade County, Florida. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Florida by virtue of a failure to perform an act required to be performed in the State of Florida and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Florida for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in the State of Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in Dade County, Florida has been brought in an inconvenient forum.

            6.2 This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the charged.

            6.3 The headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation thereof.

            6.4 This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

            6.5 Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, return receipt requested, postage prepaid, and shall be deemed given when

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so delivered personally or if mailed, two (2) days after the date of mailing, as follows:

                  If to the Company, to:

                           Frost Hanna Capital Group, Inc.
                           327 Plaza Real, Suite 319
                           Boca Raton, Florida 33432
                           Attn: Donald H. Baxter, Secretary

                  With a copy to:

                           Stearns Weaver Miller Weissler
                             Alhadeff & Sitterson, P.A.
                           150 West Flagler Street, Suite 2200
                           Miami, Florida  33130
                           Attention:  Richard E. Schatz, Esq.

                  If to the Company Principals, to each as follows:

                                  (i)       Richard B. Frost
                                            327 Plaza Real, Suite 319
                                            Boca Raton, Florida 33432

                                 (ii)       Mark J. Hanna
                                            327 Plaza Real, Suite 319
                                            Boca Raton, Florida 33432

                                (iii)       Marshal E. Rosenberg, Ph.D.
                                            2333 Ponce de Leon Boulevard
                                            Suite 314
                                            Coral Gables, Florida 33134

                                 (iv)       Donald H. Baxter
                                            327 Plaza Real, Suite 319
                                            Boca Raton, Florida 33432

                                  (v)       Charles Fernandez
                                            100 S.E. 2nd Street
                                            NationsBank Tower
                                            Miami, Florida  33131-2100


                  and if to Escrow Agent, to:

                     American Stock Transfer & Trust Company
                           40 Wall Street
                           New York, New York 10005
                           Attention: President

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                  and if to any party, to:

                           Community Investment Services, Inc.
                           15600 S.W. 288th Street, Suite 100
                           Homestead, Florida 33033

The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice of any such change in the manner provided herein for giving notice.

            6.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            6.7 Nothing contained in this Agreement is intended or shall be construed to give any person, corporation or other entity, other than the parties hereto and their respective successors and permitted assigns, any legal, equitable right, remedy or claim under or in respect to this Agreement or any provision herein contained, this Agreement being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns.

         WITNESS the execution of this Agreement as of the date first above written.

                                               FROST HANNA CAPITAL GROUP, INC.

                                               By:
                                                  -----------------------------
                                                  Mark J. Hanna, President

Attest:
       ---------------------------
            Donald H. Baxter


                                               --------------------------------
                                               Richard B. Frost


                                               --------------------------------
                                               Mark J. Hanna


                                               --------------------------------
                                               Marshall E. Rosenberg, Ph.D.


                                               --------------------------------
                                               Donald H. Baxter



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                                               -----------------------------
                                               Charles Fernandez


                                               AMERICAN STOCK TRANSFER & TRUST
                                               COMPANY


                                               By:
                                                  -----------------------------
                                                     Authorized Representative


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                                    EXHIBIT A

                                                       NUMBER OF SHARES
       NAME                                            OF COMMON STOCK
       ----                                            ---------------

Richard B. Frost                                           362,000

Mark J. Hanna                                              362,000

Marshal B. Rosenberg, Ph.D.                                300,000

Donald H. Baxter                                           100,000

Charles Fernandez                                          150,000




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